Exhibit 10.8

www.lilly.com
Telephone: (317) 276-2000	Eli Lilly and Company
Lilly Corporate Center
Indianapolis, Indiana 46285
U.S.A.
September 3, 2009

Shanghai ChemExplorer Co., Ltd.,

No. 10 Building,

965 Halei Road

Zhang Jiang Hi-Tech Park

Pudong, Shanghai, 201203

P.R. China

Shanghai ChemPartner Co., Ltd.,

Building #3

720 Cailun Road

Zhangjiang Hi-Tech Park

Pudong, Shanghai, 201203

P.R. China

Re:	Amendment to Master Laboratory Services Agreement(s):

•	January 1, 2009 by and between Shanghai ChemExplorer Co., Ltd. and Eli Lilly and Company.

•	March 1, 2008 by and between Shanghai ChemPartner Co., Ltd. and Eli Lilly and Company.

All other obligations, terms and conditions of the Master Laboratory Services Agreement(s) and subsequent Work Order(s) shall remain in full force and effect.

By this letter (“Amendment”), the parties agree to amend the Master Laboratory Services Agreement(s), whereas:

Lilly and Shanghai ChemExplorer Co., Ltd., and Shanghai ChemPartner Co., Ltd. agree to add ShangPharma Corporation and it’s holding companies and subsidiaries ChemExplorer Company Limited and it’s subsidiaries; Shanghai ChemExplorer Co., Ltd., and Shanghai PharmExplorer Co., Ltd., and China Gateway Life Science Limited and it’s subsidiary; Shanghai ChemPartner Co., Ltd.

The following ShangPharma Corporation holding companies and subsidiaries shall be added by this Amendment to Section 1 Parties; Defined Terms:

1.1	This is an agreement between Eli Lilly and Company, Lilly Corporate Center, Indianapolis, IN 46825, (“Lilly”) and ShangPharma Corporation, Cricket Square, Hutchins Drive, Grand Cayman, Cayman Islands; ChemExplorer Company Limited, 3/F Shunfeng International Center, 182 Queen’s Road East, Hong Kong; Shanghai ChemExplorer Co., Ltd., Building #10, 965 Halei Road, Zhangjiang Hi-Tech Park, Pudong New Area, Shanghai, People’s Republic of China, 201203 (“ChemExplorer”), Shanghai PharmExplorer Co., Ltd., Building #4, 306 Libing road, Zhangjiang Hi-Tech Park, Pudong New Area, Shanghai, People’s Republic of China, 201203 (“PharmExplorer”), China Gateway Life Science Limited, 3/F Shunfeng International Center, 182 Queen’s Road East, Hong Kong; Shanghai ChemPartner Co., Ltd., Building #3, 720 Cailun Road, Zhangjiang Hi-Tech Park, Pudong New Area, Shanghai, People’s Republic of China, 201203 (“ChemPartner”)

Answer That Matter.

IN WITNESS WHEREOF, each Party hereto, through its duly authorized representative, has executed this Agreement on the day and year written above.

On behalf of ShangPharma Corporation:		On behalf of Eli Lilly and Company:

Signed:	/s/ Kevin Chen	Signed:	/s/ Blake Lang

Name:	Kevin Chen	Name:	Blake Lang

Title:	COO	Title:	Eli Lilly LRL Procurement

Date:	September 4th, 2009	Date:	September 18th, 2009